UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2009 (April 24, 2009)

ACCELERIZE NEW MEDIA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52635	20-3858769
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 WILSHIRE BLVD., SUITE 322 LOS ANGELES, CALIFORNIA 90025
(Address of principal executive offices)                   (Zip Code)

(310) 903 4001
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 24, 2009 the Board of Directors of the Registrant decided to terminate the employment of Chris Meredith, the Registrant's Chief Technology Officer. The termination of employment is effective as of April 30, 2009. Mr. Meredith will continue to serve as a member of the Registrant's Board of Directors until he resigns, is removed or replaced by a vote of the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 27, 2009	ACCELERIZE NEW MEDIA, INC. By: /s/ Brian Ross Brian Ross President and Chief Executive Officer